UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2020 (March 3, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Peng Gao

Effective March 1, 2020, the Nominating and Corporate Governance Committee of the Board of the Company approved and recommended to the Board to appoint Mr. Peng Gao as an Independent Director of the Board (“Gao’s Appointment”). The Board approved Gao’s Appointment on March 3, 2020 and ratified such appointment on March 5, 2020.

The biographical information of Mr. Gao is set forth below.

Peng Gao has been the chief attorney of Law Offices of Gao Peng, a law firm since June 2006. Mr. Gao received a Bachelor of Science from Fudan University China in 1988, his Master of Science from Georgia Institute of Technology in 1995, and his Juris Doctor degree from Pepperdine Law School in 2005. Mr. Gao has been admitted to State Bar of Los Angeles, CA, since 2006. Mr. Gao’s qualifications to serve as a director include his 14-year experience in the legal industry. His extensive legal experience will greatly benefit the Company.

Mr. Gao does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K. The Board of Directors has determined that Mr. Gao is an “independent director” as such term is defined in the Nasdaq Stock Market Rules.

Item 8.01 Other Events.

On March 3, 2020, the Company issued a press release to alert a false statement on several social medial platforms regarding an Australian fin-tech company named “Australia Bee Blockchain Foundation,” which has erroneously stated that it has consummated a business combination with the Company. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Alberton Acquisition Corporation Press Release, dated March 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer

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